Converted Organics Announces Resignation
of Two Directors

BOSTON, July 18, 2011 (GLOBE NEWSWIRE) — Converted Organics Inc. (OTCBB: COIN) announced today that in support of the Company’s efforts to reduce overhead expenses, Robert E. Cell and John P. DeVillars have resigned from its board of directors. Marshall Sterman and Edward Stoltenberg will remain as independent directors.

The resignations were not a result of any disagreements with management. Converted Organics will continue with a three member board, two of whom are independent directors.

Edward J. Gildea, CEO and President of Converted Organics, said, “On behalf of Converted Organics, I wish to thank Bob and John for their service and dedication to our Company. Both have been with us since our organization in 2006, and Converted Organics has benefited greatly from their marketing and business insights and acumen. We appreciate their continued support of Converted Organics’ goals and its efforts to cut costs and grow the business. The Over the Counter market does not require the Company to have a specific number of independent directors and this move will help reduce expenses without affecting our plans for growth. The Company will forever be grateful to Bob and John for their service and for their unselfish decision to help us financially at this time.”

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About Converted Organics

Converted Organics’ (OTCBB: COIN) mission is to promote, develop and operate profitable innovative clean technologies that contribute to the improvement of our environment by use of sustainable business practices and the judicious use of natural resources. Converted Organics Inc. is currently composed of three primary lines of business at the intersection of Agriculture, Water and Waste Recycling. Each business contributes to our mission and uses sustainable business practices that protect and value the environment. The three lines of business are Organic Fertilizer (Converted Organics), Vertical Farming (TerraSphere Systems - www.terraspheresystems.com), and Industrial Wastewater Treatment (Industrial Wastewater Resources).

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This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

COIN-G

SOURCE: Converted Organics Inc.

Converted Organics Inc.
investor@convertedorganics.com
617-624-0111